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                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated May 18, 2001 included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-87450, 33-50946, 33-14800, 333-23355 and 33-50948.



                                                         ARTHUR ANDERSEN LLP




New Orleans, Louisiana
June 28, 2001